SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest Reported event) August 31, 2000


             NEVADA                    0-23995                     87-0576421
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  (State or other jurisdiction       (Commission                 (IRS Employer
       Of incorporation)               File No.)                   I.D.  No.)


        202 East Madison Street, Tampa, Florida                     33602
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        (Address of principal executive offices)                 (Zip code)

Registrant's Telephone Number, including area code  (813)221-6617
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Item 6.   Resignations of Registrant's Directors

     (a) At a meeting of the Board of Directors held August 18, 2000 Merle Steele tendered his resignation from the Board of Directors. The resignation was effective August 31, 2000. Mr. Steele stated that his resignation was due to outside business interests.

     At the same meeting of the Board of Directors, Richard McClearan was invited to join the Board and Mr. McClearan accepted the nomination.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

InsiderStreet.com. Inc.

BY:   /s/Raymond Miller                              Dated: September 13, 2000
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      Raymond Miller, President